ALEXANDER & BALDWIN, INC.
                     1989 STOCK OPTION/STOCK INCENTIVE PLAN
                     --------------------------------------

                                AMENDMENT NO. 4
                                ---------------



      The Alexander & Baldwin, Inc. 1989 Stock Option/Stock Incentive Plan (the "Plan") is hereby amended, effective as of October 25, 2000, as follows:

      1.    Subparagraphs D of the "CORPORATE TRANSACTION/CHANGE IN CONTROL"
                                    ---------------------------------------
sections under Articles II and III of the Plan are hereby amended by replacing clauses (i) and (ii) thereof with the following:

           "(i)   any "person" (defined as such term is used in
      Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "bene-ficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

           (ii)   at least a majority of the Board ceases to consist of
      (a) individuals who have served continuously on the Board since January 1, 2000 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election, or nomination for election by the Company's share-holders, was approved by a vote of at least two-thirds of the direc-tors then still in office who shall at that time have served continuously on the Board since January 1, 2000 or whose election or nomination was previously so approved;

          (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securi-ties; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of indi-viduals who comprised the Board immediately prior to such sale or disposition;"

      2.    Subparagraphs D of the "CORPORATE TRANSACTION/CHANGE IN CONTROL"
                                    ---------------------------------------
sections under Articles II and III of the Plan are hereby further amended by adding the following sentence to the end thereof:

      "Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

      3.    Subparagraph A.3.c. of the "Corporate Transaction/
                                        ----------------------
Change in Control" section under Article IV of the Plan is hereby amended by replacing clauses (i) and (ii) thereof with the following:

           "(i)   any "person" (defined as such term is used in
      Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "bene-ficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

           (ii)   at least a majority of the Board ceases to consist of
      (a) individuals who have served continuously on the Board since January 1, 2000 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election, or nomination for election by the Company's share-holders, was approved by a vote of at least two-thirds of the direc-tors then still in office who shall at that time have served continuously on the Board since January 1, 2000 or whose election or nomination was previously so approved;

          (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securi-ties; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of indi-viduals who comprised the Board immediately prior to such sale or disposition.

      Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

      4. Except as modified by this Amendment, all the terms and provisions of the Alexander & Baldwin, Inc. 1989 Stock Option/Stock Incentive Plan shall continue in full force and effect.

            IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly-authorized officers on this 25th day of October, 2000.


                                    ALEXANDER & BALDWIN, INC.

                                    By /s/ John F. Gasher
                                       Its Vice President


                                   By /s/ Alyson J. Nakamura
                                       Its Secretary